                                                                    EXHIBIT 10rr

                                 TENTH AMENDMENT
                TO MASTER LEASE AGREEMENT AND EQUIPMENT SCHEDULES

         THIS TENTH AMENDMENT TO MASTER LEASE AGREEMENT AND EQUIPMENT SCHEDULES ("this Tenth Amendment") is made and entered into as of the 7th day of March, 2003, by BRUSH WELLMAN INC., an Ohio corporation (the "Lessee"), and NATIONAL CITY BANK, a national banking association, for itself and as agent for certain participants (the "Lessor").

                                    RECITALS:

         A. The Lessee and the Lessor entered into a Master Lease Agreement, dated as of December 30, 1996, as amended by the First Amendment to Master Lease Agreement, dated as of September 2, 1997, the Second Amendment to Master Lease Agreement and Amendment to Disbursement Schedules, dated as of January 26, 1999, the Third Amendment to Master Lease Agreement and Amendment to Equipment Schedules, dated as of September 30, 1999, the Fourth Amendment to Master Lease and Waiver, dated as of May 16, 2000, and Consolidated Amendment No.1 to Master Lease Agreement and Equipment Schedules, dated as of June 30, 2000, Consolidated Amendment No.2 to Master Lease Agreement and Equipment Schedules, dated as of March 30, 2001, Consolidated Amendment No.3 to Master Lease Agreement and Equipment Schedules, dated as of September 28, 2001, an Eighth Amendment to Master Lease Agreement and Equipment Schedules, dated as of December 31, 2001, and a Ninth Amendment to Master Lease Agreement and Equipment Schedules, dated as of January 29, 2003 (collectively, together with all Exhibits and Schedules thereto, the "Lease Agreement"), under which the Lessor agreed to lease to the Lessee certain equipment to be used by the Lessee at its Elmore, Ohio, facility, subject to certain conditions and in accordance with the terms thereof.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Lease Agreement.

         C. The Lessor and the Lessee have agreed to amend the Lease Agreement as hereinafter set forth.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

         1. Amendments to the Lease Agreement. Subject to the terms and conditions of this Tenth Amendment, including, without limitation, Section 2, below, the Lease Agreement is hereby amended as follows:

         A. The clauses designated as "(i)" and "(ii)" of Paragraph (iv) of
Section XI(a) of the Lease Agreement (Default) are re-designated to be "(A)" and "(B)"; respectively, and the following provision is added to the end of said Paragraph (iv) as a new clause (C) thereof:

         or (C) there shall occur an "Event of Default" as that term is defined and used in the Credit Agreement,

         B. Paragraph (ix) of Section XI(a) of the Lease Agreement (Default) is amended by deleting therefrom the sum "$5,000,000" and inserting the sum "$1,000,000" in its stead.

         C. Paragraph (a) of Section XXIII of the Lease Agreement (Ratio of Consolidated Total Debt to Consolidated Total Adjusted Capital and Interest Coverage Ratio) is amended and restated in its entirety to provide as follows:

             (a) INTEREST COVERAGE RATIO. The Lessee shall not permit the Interest Coverage Ratio for the Testing Period ending on any of the following dates to be less than the ratio set forth below opposite such date:

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

         Testing Period Ending                       Minimum Ratio
         ---------------------                       -------------
         June 30, 2003                                1.20 to 1
         September 30, 2003                           1.25 to 1
         December 31, 2003                            1.35 to 1
         March 31, 2004                               1.50 to 1;

                  provided, however, that for the purposes of this Paragraph (a) only, in computing the Interest Coverage Ratio for the Testing Period ending June 30, 2003, Consolidated EBITDAR shall be deemed to mean an amount equal to Consolidated EBITDAR for the period January 1, 2003 through June 30, 2003, times two (2); and, in computing the Interest Coverage Ratio for the Testing Period ending September 30, 2003, Consolidated EBITDAR shall be deemed to mean an amount equal to Consolidated EBITDAR for the period January 1, 2003 through September 30, 2003, times one and one-third (1 1/3).

         D. Paragraph (b) of Section XXIII of the Lease Agreement (Ratio of Consolidated Total Debt to Consolidated EBITDAR) is amended and restated in its entirety to provide as follows:

            (b) RATIO OF CONSOLIDATED TOTAL DEBT TO CONSOLIDATED EBITDAR.
         The Lessee shall not permit the ratio of (i) the amount of Consolidated Total Debt as of the end of any Testing Period ending on and after December 31, 2003 to (ii) Consolidated EBITDAR for such Testing Period, to exceed 5.00 to 1.

         E. Paragraph (c) of Section XXIII (Consolidated Fixed Charge Coverage Ratio) of the Lease Agreement is amended and restated in its entirety to provide as follows:

            (c) MINIMUM EBITDAR. The Lessee shall not at any time permit the Consolidated EBITDAR for the Testing Period ending on any of the following dates to be less than the amount set forth opposite such date:

         Testing Period Ending              Minimum EBITDAR
         ---------------------              ---------------
         March 31, 2003                     $ 8,500,000
         June 30, 2003                      $10,500,000
         September 30, 2003                 $14,000,000
         December 31, 2003                  $22,000,000
         March 31, 2004                     $24,000,000.

         F. Paragraph (d) of Section XXIII (Consolidated Tangible Net Worth) of the Lease Agreement is amended and restated in its entirety to provide as follows:

            (d) CONSOLIDATED TANGIBLE NET WORTH. The Lessee shall not permit the Consolidated Tangible Net Worth to be less than (i) $185,000,000 as of December 31, 2002
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         or (ii) $180,000,000 at any time thereafter.

         G. Paragraph (b) of Section XXIV(m) of the Lease Agreement (Acquisitions) is amended and restated in its entirety to provide as follows:

            (b) ACQUISITIONS. [Intentional Deleted].

         H. Clause (A) of Paragraph (c) of Section XXIV(m) of the Lease Agreement (Permitted Dispositions) is amended and restated in its entirety to provide as follows:

            (A) the consideration for such transaction represents fair value (as determined by management of the Parent and approved by the Lessor in writing, which approval shall not be withheld or delayed unreasonably), and at least 90% of such consideration consists of cash (with any instrument evidencing any deferred portion of consideration being deposited in pledge with the Collateral Agent pursuant to, as the case may be, the Security Agreement or the Subsidiary Security Agreement),

         I. Paragraph (e) of Section XXIV(m) of the Lease Agreement (Capital Expenditures) is amended and restated in its entirety to provide as follows:

            (e) CAPITAL EXPENDITURES. The Parent, the Lessee and the Subsidiaries shall not make any Consolidated Capital Expenditure if, after giving effect to such Consolidated Capital Expenditure, the aggregate of all Consolidated Capital Expenditures made (i) during the fiscal year of the Parent ending December 31, 2003 would exceed $10,000,000 or (ii) during the fiscal quarter ending March 31, 2004 would exceed $3,000,000.

         J. Paragraph (j) of Section XXIV(o) of the Lease Agreement (Additional Unsecured Debt of the Parent and Lessee) is amended by deleting therefrom the sum "$5,000,000" and inserting therein the sum "$3,000,000" in its stead.

         K. Paragraph (e) of Section XXIV(p) of the Lease Agreement (Advances, Investments, Loans and Guaranty Obligations) is amended and restated in its entirety to provide as follows:

            (e) the loans, advances, investments and guarantees in respect of Indebtedness of persons other than Wholly-Owned Subsidiaries of the Parent or the Lessee on the date of the Fifth Amendment to the Credit Agreement and described in Annex V to the Credit Agreement and any refinancing, extension, renewal or refunding thereof;

         L. Paragraph (k) of Section XXIV(p) of the Lease Agreement (Advances, Investments,


                                       4
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Loans and Guaranty Obligations) is amended by deleting therefrom the sum
"$10,000,000" and inserting therein the sum "$1,000,000" in its stead.

         M. The following provision is added as a new Section XXIV(y) of the Lease Agreement immediately following Section XXIV(x) and before Section XXV:

            (y) CONSULTANT ACCESS. The Lessee hereby agrees to instruct and authorize, and to cause the Parent and each Subsidiary to instruct and authorize, FTI Consultants, Inc. (the "Consultant") to provide to the Lessor, promptly upon the request of the Lessor, true and complete copies of such reports, analyses and other information relating to any one or more of the Lessee, the Parent and the Subsidiaries, or otherwise arising from or in connection with such Consultant's engagement, as the Lessor may from time to time reasonably request and to discuss with the Lessor, promptly upon the written request of the Lessor to the Consultant (with a copy of any such notice to the Parent), all aspects of the business and property of any one or more of the Lessee, the Parent and the Subsidiaries and all of the Consultant's findings, opinions and conclusions, whether tentative or final; PROVIDED that the Lessee, the Parent or the Subsidiaries (as the case may be) potentially affected by any such discussions, shall be entitled to have one or more representatives present to observe such discussions.

         N. The definition of "Permitted Master Copper Lease Agreements" in
Section XXV of the Lease Agreement (Certain Definitions) is amended by deleting therefrom the words and sum "an amount greater than $15,000,000" and inserting therein the sum "$10,000,000" in their stead.

         O. The definition of "Permitted Precious Metal Consignments" in Section XXV of the Lease Agreement (Certain Definitions) is amended by deleting therefrom the sum "$70,000,000" and inserting therein the sum "$50,000,000" in its stead.

         2. Delivery Date; Conditions Precedent. The modifications to the Lease Agreement set forth in Section 1, above, are subject to the Lessee's performance of the following (the date on which all have been performed being the "Delivery Date"):

         A. The Lessee's secretary or treasurer shall have certified to the Lessor (i) a copy of the resolutions duly adopted by the Lessee's board of directors in respect of this Amendment and the other Lease Documents contemplated hereby; (ii) true and correct copies of the Lessee's current

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Charter or Articles of Incorporation and By-laws or Code of Regulations (or, if applicable, that no modifications thereof have been made since they were most recently certified to the Lessor); (iii) the names and true signatures of the officers of the Lessee authorized to sign this Tenth Amendment on behalf of the Lessee; (iv) that, after giving effect to the amendments set forth herein, no Default or Potential Default exists; and (v) that the representations and warranties of the Lessee under the Lease Agreement are reaffirmed as of the Delivery Date, subject only to variance therefrom acceptable to the Lessor.

         B. Each Guarantor's secretary or treasurer shall have certified to the Lessor (i) a copy of the resolutions duly adopted by that Guarantor's board of directors in respect of this Amendment and the other Lease Documents contemplated hereby; (ii) true and correct copies of that Guarantor's current Charter or Articles of Incorporation and By-laws or Code of Regulations (or, if applicable, that no modifications thereof have been made since they were most recently certified to the Lessor); (iii) the names and true signatures of the officers of that Guarantor authorized to sign any Mortgage amendment and other Lease Documents required hereby on behalf of that Guarantor; and (iv) that, after giving effect to the amendments set forth herein, no Default exists.

         C. Counsel to the Lessee and the Guarantors shall have delivered to the Lessor a written opinion as to the due authorization, execution, delivery and enforceability of this Tenth Amendment and the other documents described in paragraphs E, through H, inclusive, of this Section 2, in form and substance satisfactory to the Lessor; provided that no opinion with respect to the enforceability of any document described in paragraph E below shall be required.

         D. The Lessee shall have paid to the Lessor in immediately available funds, for the ratable benefit of the Lessor and its participants, an amendment fee in the amount of One Hundred Ninety-three Thousand Two Hundred Eighty-five Dollars ($193,285).

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

         E. Each Guarantor that has granted to the Collateral Agent a Mortgage shall have executed and delivered to the Collateral Agent an amendment to such Mortgage in the form of Attachment 1 hereto and shall, at the Lessee's expense, accompany such amendment with an endorsement to the ALTA loan policy of title insurance in respect of such Mortgage in form and substance reasonably satisfactory to the Collateral Agent.

         F. Each of the Guarantors shall have executed a confirmation of its Guaranty and of, as the case may be, the Security Agreement or Subsidiary Lease Security Agreement in the form of Attachment 2 hereto.

         G. Brush International, Inc. shall have executed and delivered to the Lessor a confirmation of the Foreign Subsidiary Pledge Agreement in the form of Attachment 3 hereto.

         H. All of the parties to the Collateral Agency Agreement shall have executed and delivered to Lessor a Third Amendment to Intercreditor and Collateral Agency Agreement in the form of Attachment 4 hereto.

         I. All of the parties to the Credit Agreement shall have executed and delivered an amendment thereto in form and substance satisfactory to the Lessor, and all conditions to its effectiveness shall have been satisfied.

         J. The Lessee shall have delivered or caused to be delivered such other documents as Collateral Agent or the Lessor may reasonably request.

         3. No Other Modifications. Except as expressly provided in this Tenth Amendment, all of the terms and conditions of the Lease Agreement remain unchanged and in full force and effect.

         4. Governing Law; Binding Effect. This Tenth Amendment shall be governed by and construed in accordance with the laws of the State of Ohio and shall be binding upon and inure to

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

the benefit of the Lessee, the Lessor, and their respective successors and assigns.

         5. Counterparts. This Tenth Amendment may be executed in separate counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed a fully executed agreement.

         6. Miscellaneous.

         A. The Lessee agrees to pay on demand all costs and expenses of the Lessor, including reasonable attorneys' fees and expenses, incurred in connection with the preparation, execution and delivery of this Tenth Amendment and the other documents contemplated hereby, including, without limitation, the Third Amendment to Intercreditor and Collateral Agency Agreement.

         B. This Tenth Amendment is executed in accordance with and subject to
Section XIX(g) of the Lease Agreement. The execution, delivery and performance by the Lessor of this Tenth Amendment shall not constitute, or be deemed to be or construed as, a waiver of any right, power or remedy of the Lessor or a waiver of any provision of the Lease Agreement, except as expressly stated herein. None of the provisions of this Tenth Amendment shall constitute, or be deemed to be or construed as, a wavier of any Default or Potential Default.

          [No additional provisions are on this page; the next page is the signature page.]

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
         IN WITNESS WHEREOF, the Lessee, the Lessor and its participants have hereunto set their hands as of the date first above written.

LESSEE:                                    LESSOR:
------                                     ------

BRUSH WELLMAN INC.                         NATIONAL CITY BANK,
                                           FOR ITSELF AND AS AGENT FOR
                                           CERTAIN PARTICIPANTS


By: _______________________________        By:  _______________________________

   ----------------, --------------             ----------------, --------------


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


THE FOREGOING AMENDMENT is hereby acknowledged, consented and agreed to by each of the undersigned by their respective duly authorized officers as of the day and year first above written.

Address:                                 FIFTH THIRD BANK, an Ohio banking
                                         corporation,  f/k/a Fifth Third Bank,
                                         Northeastern Ohio
         1404 East Ninth Street
         Cleveland, Ohio 44114
         Fax: (216) 274-5507             By:  _______________________________

                                         Title:  ______________________________


Address:                                 HARRIS TRUST AND SAVINGS BANK

         P.O. Box 755 (111/10W)
         Chicago, IL 60690-0755
         Fax:     (312) 461-5225         By:_________________________________

                                         Title:  ______________________________



Address:                                 U.S. BANK NATIONAL ASSOCIATION,
                                         f/k/a Firstar Bank, N.A.
         P.O. Box 524
         Mailcode SL-TW-07CP
         St. Louis, MO 63166-0524
         Fax: (314) 418-2135             By: ________________________________

                                         Title:   ______________________________



Address:                                 LASALLE NATIONAL LEASING CORPORATION

         One West Pennsylvania Avenue
         Suite 1000                      By: ________________________________
         Towson, Maryland 21204
         Fax: (410) 769-9313             Title: _______________________________


Address:                                 MANUFACTURERS AND TRADERS
                                         TRUST COMPANY
         One Foundation Plaza
         Buffalo, New York 14203         By:  ________________________________
         Fax: (716) 848-7318
                                         Title:  ______________________________


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